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                                 AIM SUMMIT FUND

            Supplement dated January 12, 2005 to the Prospectus dated
    March 2, 2004 as supplemented March 2, 2004, May 18, 2004, July 16, 2004, August 10, 2004, September 8, 2004, October 12, 2004 and December 29, 2004


         On Wednesday, October 6, 2004, the House of Representatives voted in favor of a bill that proposes a ban on sales of contractual plans. A companion bill was proposed in the Senate on Thursday, October 7, 2004. Neither bill would prevent current planholders from continuing to make payments on outstanding plans. However, the largest seller of accounts in the AIM Summit Investors Plans I and II (the "Plans") has made a decision to stop selling contractual plans. Accordingly, A I M Distributors, Inc., has decided to close Plans II to new investors effective January 12, 2005.

         Over time, as the existing accounts in the Plans age, the AIM Summit Fund may not receive consistent inflows of investment dollars. The Board of Trustees of the fund will monitor the situation and work diligently to make any changes that will be in the best interests of fund shareholders.

         In an effort to provide current planholders additional flexibility, A I M Distributors, Inc., the Sponsor of the Plans, has decided to remove certain restrictions on preinvestments and allow additional investments to be made under the extended investment option for as long as thirty (30) years. However, given that the Plans will no longer be marketed, the Sponsor will no longer accept requests to increase the amount of an existing Plan. Additionally, the Sponsor has agreed to waive 0.05% of the 0.30% Distribution and/or Service Fees applicable to shares of the fund held outside of AIM Summit Investors Plans
I. These changes are reflected in the following amendments to the Plans prospectus, which are effective January 12, 2005:

         Footnote 2 to the Fee Table on page A-3 is replaced in its entirety with the following:

         "Distribution and/or Service Fees are paid by the fund to the Sponsor pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payments to be made to the Sponsor to finance any activity which is primarily intended to result in the sale of fund shares. Amounts paid out pursuant to the Distribution Plan may also be used to pay service fees under a shareholder service arrangement and the costs of administering the Distribution Plan. The Sponsor has contractually agreed to waive 0.20% of the 0.30% Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. While the Plans are closed to new investors, the Sponsor has also agreed to waive 0.05% of the 0.30% Distribution and/or Service Fees applicable to shares of the fund held outside of AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional share of the fund are acquired outside AIM Summit Investors Plans I."